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                                                                     EXHIBIT 4.8
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                                HNC SOFTWARE INC.

                                       AND

                       STATE STREET BANK AND TRUST COMPANY
                               OF CALIFORNIA, N.A.

                                     TRUSTEE


                                    INDENTURE


                            DATED AS OF MARCH 1, 1998





                   __% CONVERTIBLE SUBORDINATED NOTES DUE 2003



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ARTICLE I  DEFINITIONS..........................................................................1

        Section 1.1   Definitions...............................................................1

ARTICLE II  ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES...................8

        Section 2.1   Designation, Amount and Issue of Notes....................................8
        Section 2.2   Form of Notes.............................................................9
        Section 2.3   Date and Denomination of Notes; Payments of Interest......................9
        Section 2.4   Execution of Notes.......................................................11
        Section 2.5   Exchange and Registration of Transfer of Notes...........................11
        Section 2.6   Mutilated, Destroyed, Lost or Stolen Notes...............................12
        Section 2.7   Temporary Notes..........................................................13
        Section 2.8   Cancellation of Notes Paid, Etc..........................................14

ARTICLE III  REDEMPTION OF NOTES...............................................................14

        Section 3.1   Right of Redemption......................................................14
        Section 3.2   Applicability of Article.................................................14
        Section 3.3   Election to Redeem; Notice to Trustee....................................14
        Section 3.4   Selection by Trustee of Notes to Be Redeemed.............................15
        Section 3.5   Notice of Redemption.....................................................15
        Section 3.6   Deposit of Redemption Price..............................................16
        Section 3.7   Notes Payable on Redemption Date.........................................16
        Section 3.8   Notes Redeemed in Part...................................................17
        Section 3.9   Conversion Arrangement on Call for Redemption............................17

ARTICLE IV  SUBORDINATION OF NOTES.............................................................18

        Section 4.1   Agreement of Subordination...............................................18
        Section 4.2   Payments to Holders......................................................18
        Section 4.3   Subrogation of Notes.....................................................21
        Section 4.4   Authorization to Effect Subordination....................................22
        Section 4.5   Notice to Trustee........................................................22
        Section 4.6   Trustee's Relation to Senior Indebtedness of the Company.................23
        Section 4.7   No Impairment of Subordination...........................................24
        Section 4.8   Article Applicable to Paying Agents......................................24
        Section 4.9   Senior Indebtedness of the Company Entitled to Rely......................24
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        Section 4.10  Certain Conversions Deemed Payment.......................................24

ARTICLE V  PARTICULAR COVENANTS OF THE COMPANY.................................................25

        Section 5.1   Payment of Principal, Premium and Interest...............................25
        Section 5.2   Maintenance of Office or Agency..........................................25
        Section 5.3   Appointments to Fill Vacancies in Trustee's Office.......................26
        Section 5.4   Provisions as to Paying Agent............................................26
        Section 5.5   Existence................................................................27
        Section 5.6   Stay, Extension and Usury Laws...........................................27
        Section 5.7   Statement by Officers as to Default......................................27
        Section 5.8   Further Instruments and Acts.............................................28

ARTICLE VI  HOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE..........................28

        Section 6.1   Holders' Lists...........................................................28
        Section 6.2   Preservation and Disclosure of Lists.....................................28
        Section 6.3   Reports by Trustee.......................................................29
        Section 6.4   Reports by Company.......................................................29

ARTICLE VII  DEFAULTS AND REMEDIES.............................................................29

        Section 7.1   Events of Default........................................................29
        Section 7.2   Payments of Notes on Default; Suit Therefor..............................31
        Section 7.3   Application of Monies Collected by Trustee...............................33
        Section 7.4   Proceedings by Holder....................................................34
        Section 7.5   Proceedings by Trustee...................................................35
        Section 7.6   Remedies Cumulative and Continuing.......................................35
        Section 7.7   Direction of Proceedings and Waiver of Defaults by Majority of Holders ..35
        Section 7.8   Notice of Defaults.......................................................36
        Section 7.9   Undertaking to Pay Costs.................................................36
        Section 7.10  Delay or Omission Not Waiver.............................................36

ARTICLE VIII  CONCERNING THE TRUSTEE...........................................................36

        Section 8.1   Duties and Responsibilities of Trustee...................................36
        Section 8.2   Reliance on Documents, Opinions, Etc.....................................38
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        Section 8.3   No Responsibility for Recitals, Etc......................................39
        Section 8.4   Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes ....39
        Section 8.5   Monies to Be Held in Trust...............................................39
        Section 8.6   Compensation and Expenses of Trustee.....................................39
        Section 8.7   Officers' Certificate as Evidence........................................40
        Section 8.8   Conflicting Interests of Trustee.........................................40
        Section 8.9   Eligibility of Trustee...................................................40
        Section 8.10  Resignation or Removal of Trustee........................................40
        Section 8.11  Acceptance by Successor Trustee..........................................42
        Section 8.12  Succession by Merger, Etc................................................42
        Section 8.13  Limitation on Rights of Trustee as Creditor..............................43

ARTICLE IX  CONCERNING THE HOLDERS.............................................................43

        Section 9.1   Action by Holders........................................................43
        Section 9.2   Proof of Execution by Holders............................................43
        Section 9.3   Who Are Deemed Absolute Owners...........................................44
        Section 9.4   Company-Owned Notes Disregarded..........................................44
        Section 9.5   Revocation of Consents; Future Holders Bound.............................44

ARTICLE X  HOLDERS' MEETINGS...................................................................45

        Section 10.1  Purpose of Meetings......................................................45
        Section 10.2  Call of Meetings by Trustee..............................................45
        Section 10.3  Call of Meetings by Company or Holders...................................46
        Section 10.4  Qualifications for Voting................................................46
        Section 10.5  Regulations..............................................................46
        Section 10.6  Voting...................................................................47
        Section 10.7  No Delay of Rights by Meeting............................................47

ARTICLE XI  SUPPLEMENTAL INDENTURES............................................................47

        Section 11.1  Supplemental Indentures Without Consent of Holders.......................47
        Section 11.2  Supplemental Indentures With Consent of Holders..........................49
        Section 11.3  Effect of Supplemental Indentures........................................49
        Section 11.4  Notation on Notes........................................................50
        Section 11.5  Evidence of Compliance of Supplemental Indenture to Be
                       Furnished Trustee.......................................................50

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ARTICLE XII  MERGER, SALE OR CONSOLIDATION.....................................................50
        Section 12.1  Limitation on Merger, Sale or Consolidation..............................50
        Section 12.2  Successor Corporation to Be Substituted..................................51

ARTICLE XIII  SATISFACTION AND DISCHARGE OF INDENTURE..........................................52

        Section 13.1  Discharge of Indenture...................................................52
        Section 13.2  Deposited Monies to Be Held in Trust by Trustee..........................52
        Section 13.3  Paying Agent to Repay Monies Held........................................52
        Section 13.4  Return of Unclaimed Monies...............................................53
        Section 13.5  Reinstatement............................................................53

ARTICLE XIV  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...................53

        Section 14.1  Indenture and Notes Solely Corporate Obligations.........................53

ARTICLE XV  CONVERSION OF NOTES................................................................54

        Section 15.1  Conversion Privilege and Conversion Price................................54
        Section 15.2  Exercise of Conversion Privilege.........................................54
        Section 15.3  Fractions of Shares......................................................55
        Section 15.4  Adjustment of Conversion Price...........................................55
        Section 15.5  Notice of Adjustments of Conversion Price................................64
        Section 15.6  Notice of Certain Corporate Action.......................................64
        Section 15.7  Company to Provide Common Stock..........................................66
        Section 15.8  Taxes on Conversions.....................................................66
        Section 15.9  Company Covenants as to Common Stock.....................................66
        Section 15.10 Cancellation of Converted Notes..........................................67
        Section 15.11 Effect of Reclassification, Consolidation, Merger or Sale................67
        Section 15.12 Responsibility of Trustee for Conversion Provisions......................68

ARTICLE XVI  REPURCHASE UPON A FUNDAMENTAL CHANGE..............................................68

        Section 16.1  Right to Require Repurchase..............................................68
        Section 16.2  Notices; Method of Exercising Repurchase Right, Etc......................69

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        Section 16.3  Merger, Consolidation, etc............................................71

ARTICLE XVII  MISCELLANEOUS PROVISIONS......................................................72
        Section 17.1  Provisions Binding on Company's Successors............................72
        Section 17.2  Official Acts by Successor Corporation................................72
        Section 17.3  Addresses for Notices, Etc............................................72
        Section 17.4  Governing Law.........................................................73
        Section 17.5  Evidence of Compliance with Conditions Precedent; Certificates to Trustee ...........................................................73
        Section 17.6  Legal Holidays........................................................73
        Section 17.7  No Note Interest Created..............................................73
        Section 17.8  Trust Indenture Act...................................................73
        Section 17.9  Benefits of Indenture.................................................74
        Section 17.10 Table of Contents, Headings, Etc......................................74
        Section 17.11 Authenticating Agent..................................................74
        Section 17.12 Execution in Counterparts.............................................75

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        INDENTURE dated as of March 1, 1998 between HNC Software Inc., a
Delaware corporation (hereinafter sometimes called the "Company", as more fully set forth in Section 1.1), and State Street Bank and Trust Company of California, N.A., a national banking association organized under the laws of the United States (hereinafter sometimes called the "Trustee", as more fully set forth in Section 1.1).

                              W I T N E S S E T H:

        WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its __% Convertible Subordinated Notes due 2003 (hereinafter sometimes called the "Notes"), in an aggregate principal amount not to exceed $100,000,000 and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

        WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:


                                    ARTICLE I

                                   DEFINITIONS

        Section 1.1 Definitions. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture, which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Indenture include the plural as well as the singular.



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        Affiliate: The term "Affiliate" of any specified Person means any other
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Applicable Price: The term "Applicable Price" means (i) in the event of a Fundamental Change in which the holders of Common Stock receive only cash, the amount of cash received by the holders of one share of Common Stock and (ii) in the event of any other Fundamental Change, the arithmetic average of the Closing Price for the Common Stock during the ten Trading Days prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change, or, if no such record date exists, the date upon which the holders of the Common Stock shall have the right to receive such cash, securities, property or other assets in connection with the Fundamental Change.

        Board of Directors: The term "Board of Directors" means the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

        Board Resolution: The term "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification.

        Business Day: The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York or San Diego, California or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

        Commission: The term "Commission" means the Securities and Exchange Commission.

        Common Stock: The term "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.11, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class,



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the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

        Company: The term "Company" means HNC Software Inc., a Delaware corporation, and subject to the provisions of Article XII, shall include its successors and assigns.

        Corporate Trust Office: The term "Corporate Trust Office," or other similar term, means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 633 West 5th Street, 12th Floor, Los Angeles, California 90071, Attention: Corporate Trust Division (HNC Software Inc. __% Convertible Subordinated Notes due 2003).

        Credit Agreement: The term "Credit Agreement" means that certain Credit Agreement, dated as of July 11, 1997, between the Company and Wells Fargo Bank National Association, as amended through the date hereof, as further amended and restated, supplemented or otherwise modified from time to time.

        default: The term "default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

        Designated Senior Indebtedness: The term "Designated Senior Indebtedness" means the Credit Agreement and the Company's obligations under any other particular Senior Indebtedness of the Company in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

        Exchange Act: The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        Event of Default: The term "Event of Default" means any event specified in Section 7.1(a), (b), (c), (d) or (e), continued for the period of time, if any, and after the giving of notice, if any, therein designated.

        Fundamental Change: The term "Fundamental Change" means the occurrence of any transaction or event in connection with which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive, consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock or shares which are (or, upon consummation of or immediately



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following such transaction or event, will be) listed on a United States national securities exchange or approved for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

        Holder or holder: The terms "Holder" or "holder" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), means any Person in whose name at the time a particular Note is registered on the Note register.

        Indebtedness: The term "Indebtedness" means, with respect to any Person, and without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of the Person for borrowed money (including obligations of the Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of the Person or to only a portion thereof), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of the Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of leases of the Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of the Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property or improvements thereon which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) all obligations of the Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by the Person in respect of, and obligations or liabilities (contingent or otherwise) of the Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses
(a) through (d), (f) any indebtedness or other obligations described in clauses
(a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by the Person and (g) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f). Notwithstanding the foregoing, the term "Indebtedness" shall not include any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services.

        Indenture: The term "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.


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        Note or Notes: The terms "Note" or "Notes" means any Note or Notes, as the case may be, authenticated and delivered under this Indenture.

        Officers' Certificate: The term "Officers' Certificate", when used with respect to the Company, means a certificate signed by the Chief Executive Officer, President, or any Vice President (whether or not designated by a number or numbers or word added before or after the title "Vice President") and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, which is delivered to the Trustee. Each such certificate shall include the statements provided for in Section 17.5 if and to the extent required by the provisions of such Section.

        Opinion of Counsel: The term "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel acceptable to the Trustee, which is delivered to the Trustee. Each such opinion shall include the statements provided for in Section
17.5 if and to the extent required by the provisions of such Section.

        outstanding: The term "outstanding," when used with reference to Notes, means, subject to the provisions of Section 9.4, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

               (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (b) Notes, or portions thereof, for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Section 3.2 or provision satisfactory to the Trustee shall have been made for giving such notice; provided further that if any Notes are not redeemed on a redemption date, then such Notes shall be deemed outstanding until all principal of and premium, if any, and accrued interest on such Notes has been paid in full in accordance with the terms of this Indenture;

               (c) Notes which have been paid pursuant to Section 3.6 or in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course; and

               (d) Notes converted into Common Stock pursuant to Article XV and Notes deemed not outstanding pursuant to Section 3.2.



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
        Person: The term "Person" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

        Predecessor Note: The term "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

        Record Date: The term "Record Date" means any Regular Record Date or Special Record Date.

        Redemption Date: The term "Redemption Date," when used with respect to any Note to be redeemed in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

        Redemption Price: The term "Redemption Price", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

        Reference Market Price: The term "Reference Market Price" will initially mean $_____ and in the event of any adjustment to the Conversion Price pursuant to Section 15.4, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of $_____ to the initial Conversion Price specified in Section 15.1 (without regard to any adjustment thereto).

        Regular Record Date: The term "Regular Record Date" for interest payable in respect of any Security on any interest payment date means the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date.

        Representative. The term "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or
(b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required Persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

        Responsible Officer: The term "Responsible Officer", when used with respect to the Trustee, means an officer of the Trustee assigned to the Corporate Trust Office of the Trustee,



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
and any other officer of the Trustee to whom such matter is referred to because of his knowledge of and familiarity with the particular subject.

        Securities Act: The term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        Senior Indebtedness: The term "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Notes or expressly provides that such Indebtedness is "pari passu" or "junior" to the Notes. Notwithstanding the foregoing, Senior Indebtedness shall not include (i) any Indebtedness of the Company to any Subsidiary of the Company or (ii) the Notes.

        Special Record Date: The term "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.3.

        Subsidiary: The term "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

        Trust Indenture Act: The term "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3 and 15.6; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

        Trustee: The term "Trustee" means State Street Bank and Trust Company of California, N.A., and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

        In addition to the foregoing defined terms (except as herein otherwise expressly provided or unless the context otherwise requires), the following terms shall have the respective meanings



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
specified in the following Sections and any other terms defined herein shall have the meanings assigned thereto:

                      Term                                    Section
                      ----                                    -------
               Closing Price                              15.4(8)
               Company Notice                             16.2
               Conversion Price                           15.1
               Conversion Shares                          15.4(4)
               Current Market Price                       15.4
               Defaulted Interest                         2.3
               Distribution Record Date                   15.4(8)
               "ex" date                                  15.5(h)
               Expiration Time                            15.5(f)
               fair market value                          15.4(8)
               junior securities                          4.8
               non-electing share                         15.6
               Note register                              2.5
               Note registrar                             2.5
               Offer Expiration Time                      15.5(g)
               Payment Blockage Notice                    4.2(ii)
               Purchased Common Shares                    15.5(g)
               Purchased Shares                           15.5(f)
               Removal Notice                             8.10(b)
               Repurchase Date                            16.1
               Repurchase Price                           16.1
               Termination of Trading                     16.3
               Trading Day                                15.4(8)
               Trigger Event                              15.2


                                   ARTICLE II

                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                              AND EXCHANGE OF NOTES

        Section 2.1 Designation, Amount and Issue of Notes. The Notes shall be designated as "__% Convertible Subordinated Notes due 2003". Notes not to exceed the aggregate principal amount of $90,000,000 (or $100,000,000 if the over-allotment option set forth in Section 2(b) of the Underwriting Agreement for the Notes dated March __, 1998 (as amended from time to time by the parties thereto) by and between the Company and the several underwriters named therein is exercised in full) (except pursuant to Sections 2.5, 2.6, 3.7, 15.2 and 16.2) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon the written order of the Company, signed by its (a) Chief Executive Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and (b) Treasurer or Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder.

        Section 2.2 Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.

        Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage.

        The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

        Section 2.3 Date and Denomination of Notes; Payments of Interest. The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Note shall be dated the date of its authentication, shall bear interest from the applicable date and accrued interest shall be payable semiannually on each March 1 and September 1, commencing September 1, 1998 as specified on the face of the form of Note, attached as Exhibit A hereto.

        The Person in whose name any Note (or its Predecessor Note) is registered at the close of business on any Regular Record Date with respect to any interest payment date (including any Note that is converted during the period from the close of business on any Regular Record Date to the close of business on the Business Day prior to the next succeeding interest payment date) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Note upon any transfer, exchange or conversion subsequent to the Regular Record Date and prior to such interest payment date; provided that any Note surrendered for conversion during the period from the close of business on any Regular Record Date to the close of business on the Business Day prior to the next succeeding interest payment date, to the extent provided in Section 15.2, shall be accompanied by a payment equal to the interest otherwise payable on such next succeeding interest payment date; provided further that in the event of any redemption or repurchase of any Note after a Regular Record Date and prior to the next succeeding interest payment date, interest shall not be paid to the Person in whose name the Note is registered on the close of business on such Regular Record Date, but instead shall be payable to the holder of such Note surrendering such Note for redemption or repurchase, as the case may be, as required by Section 3.7 hereof and Article XVI hereof, respectively. Interest may, at the option of the Company, be paid by check mailed to the address of such Person on the registry kept for such purposes; provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $1,000,000, at the request of such holder in writing to the Company, interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instruction supplied by such holder to the Trustee and paying agent (if different from Trustee).

        Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

        Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any said March 1 or September 1 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of the payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days (or such shorter period to which the Trustee consents) after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Note register, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) were registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

        Section 2.4 Execution of Notes. The Notes shall be signed in the name and on behalf of the Company by the signature of its Chief Executive Officer, its President, or any of its Vice Presidents (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and attested by the signature of its Treasurer or any of its Assistant Treasurers or its Secretary or any of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile and may be printed, engraved or otherwise reproduced on the Notes. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

        In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such Person was not such an officer.

        Section 2.5 Exchange and Registration of Transfer of Notes. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.2 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such Note register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Note registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2.

        Upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount.

        Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

        All Notes presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee, the Note registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be charged to the Holder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

        None of the Company, the Trustee, the Note registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed or (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption or (c) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or
(d) any Notes surrendered for repurchase (and not withdrawn) pursuant to Article XVI or, if a portion of any Note is surrendered for repurchase pursuant to
Article XVI, such portion thereof surrendered for repurchase (and not withdrawn) pursuant to Article XVI.

        All Notes issued upon any transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

        Section 2.6 Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

        The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or submitted for repurchase (and not withdrawn) or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Note and of the ownership thereof.

        Every substitute Note issued pursuant to the provisions of this Section
2.6 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

        Section 2.7 Temporary Notes. Pending the preparation of definitive Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed, typewritten or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Notes authenticated and delivered hereunder.

        Section 2.8 Cancellation of Notes Paid, Etc. All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Note registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall destroy canceled Notes and, after such destruction, shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.


                                   ARTICLE III

                               REDEMPTION OF NOTES

        Section 3.1 Right of Redemption. The Notes may be redeemed in accordance with the provisions of the form of Note attached as Exhibit A hereto.

        Section 3.2 Applicability of Article. Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of the Notes or this Indenture, shall be made in accordance with such provision and this Article III.

        Section 3.3 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Notes shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Notes, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date.

        Section 3.4 Selection by Trustee of Notes to Be Redeemed. If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected by the Trustee within seven Business Days after it receives the notice described in 3.3, from the outstanding Notes not previously called for redemption, by lot or, in the Trustee's sole discretion, on a pro rata basis.

        If any Note selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Note so selected, the converted portion of such Note shall be deemed (so far as may be) to be the portion selected for redemption. Notes which have been converted during a selection of Notes to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

        The Trustee shall promptly notify the Company and each Note Registrar in writing of the securities selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

        Section 3.5 Notice of Redemption. Notice of redemption shall be mailed to the Holders of Notes to be redeemed not less than 20 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.

        All notices of redemption shall state:

               (1)    the Redemption Date,

               (2)    the Redemption Price,

               (3) if less than all outstanding Notes are to be redeemed, the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes which will be outstanding after such partial redemption,

               (4) that on the Redemption Date the Redemption Price, and accrued interest, if any, to the Redemption Date will become due and payable upon each such Note to be redeemed, and that interest thereon shall cease to accrue on and after said date,

               (5) the Conversion Price then in effect, the date on which the right to convert the Notes to be redeemed will terminate and the places where such Notes may be surrendered for conversion,

               (6) the place or places where such Notes are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

               (7) the CUSIP number for the Notes.

        Neither failure to receive any such notice so mailed nor any defect therein shall affect the validity of the proceedings for the redemption of such Notes or the cessation of the accrual of interest.

        In case of a partial redemption, the notice shall specify the serial and CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

        Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of, and at the expense of, the Company. Notice of redemption of Notes to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each paying agent in the name of and at the expense of the Company.

        Section 3.6 Deposit of Redemption Price. By 10:00 a.m. (New York time) on any Redemption Date of the Notes, the Company shall deposit with the Trustee or with the paying agent so directed by the Trustee (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in
Section 8.5) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and accrued interest to (but excluding) the Redemption Date on, all the Notes which are to be redeemed on that date other than any Notes called for redemption on that date which have been converted prior to the date of such deposit.

        If any Note called for redemption is converted, any money deposited with the Trustee or with a paying agent or so segregated and held in trust for the redemption of such Note shall (subject to any right of the Holder of such Note, if a Note, or any Predecessor Note to receive interest as provided in the last paragraph of Section 2.3) be paid to the Company upon request as soon as administratively practicable after the Trustee receives such request or, if then held by the Company, shall be discharged from such trust.

        Section 3.7 Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified plus accrued interest to (but excluding) the Redemption Date and from and after such date (unless the Company shall default in the payment of the Redemption Price, including accrued interest to (but excluding) the Redemption
Date) such Notes shall cease to bear interest. Upon surrender of any Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price together with accrued and unpaid interest to (but excluding) the Redemption Date; provided, however, that any semi-annual payment of interest becoming due on the Redemption Date shall be payable to the holders of record on the Regular Record Date of the Notes being redeemed.

        If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of, premium, if any, and, to the extent permitted by applicable law, accrued interest on such Note shall, until paid, bear interest from the Redemption Date at a rate of _____% per annum and such Note shall remain convertible into Common Stock until the principal of such Note (or portion thereof, as the case may be) shall have been paid or duly provided for.

        Section 3.8 Notes Redeemed in Part. Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 5.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

        Section 3.9 Conversion Arrangement on Call for Redemption. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment bankers or other purchasers (the "Purchasers") to purchase such securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued to (but excluding) the Redemption Date, of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price, together with interest accrued to (but excluding) the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption Date), any Notes called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XV) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Notes shall be extended though such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.


                                   ARTICLE IV

                             SUBORDINATION OF NOTES

        Section 4.1 Agreement of Subordination. The Company covenants and agrees, and each Holder of Notes issued hereunder by his acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article IV; and each Person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

        The payment of the principal of, premium, if any, and interest on all Notes (including, but not limited to, the Redemption Price with respect to the Notes called for redemption in accordance with Article IV, or the Repurchase Price with respect to Notes submitted for repurchase in accordance with Article XVI, as the case may be, as provided in this Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred.

        No provision of this Article IV shall prevent the occurrence of any default or Event of Default hereunder.

        Section 4.2 Payments to Holders. No payment shall be made with respect to the principal of, or premium, if any, or interest on the Notes by the Company (including, but not limited to, the Redemption Price with respect to the Notes to be called for redemption in accordance with Article III or the Repurchase Price with respect to Notes submitted for repurchase in accordance with Article XVI, as the case may be, as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 14.5, if:

               (i) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness of the Company has occurred and is continuing (or, in the case of Senior Indebtedness of the Company for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness of the

        Company), unless and until such default shall have been cured or waived or shall have ceased to exist; or

               (ii) a default (other than a payment default) on Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Representative of Designated Senior Indebtedness or a holder of Designated Senior Indebtedness or the Company.

        If the Trustee receives any Payment Blockage Notice pursuant to clause
(ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Payment Blockage Notice.

        The Company may and shall resume payments on and distributions in respect of the Notes upon the earlier of:

                      (1) in the case of a payment default, the date upon which the default is cured or waived or ceases to exist, or

                      (2) in the case of a default referred to in clause (ii) above, the earlier of the date on which such default is cured or waived or ceases to exist or 179 days after the date on which the applicable Payment Blockage Notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated, unless this Article IV otherwise prohibits the payment or distribution at the time of such payment or distribution (including without limitation, in the case of default referred to in clause (ii) above, as a result of a payment default with respect to the applicable Senior Indebtedness as a consequence of the acceleration of the maturity thereof or otherwise).

        Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, moratorium of payments, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness of the Company shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company before any payment is made on account of the principal of, premium, if any, or interest on the Notes by the Company (except payments by the Company made pursuant to Article XIII from monies deposited with the

Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled, except for the provision of this Article IV, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, moratorium of payments, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness of the Company held by such holders, or as otherwise required by law or a court order) or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Company may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness of the Company in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Company, before any payment or distribution is made to the Holders or to the Trustee.

        For purposes of this Article IV, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article IV with respect to the Notes to the payment of all Senior Indebtedness of the Company which may at the time be outstanding; provided that (i) the Senior Indebtedness of the Company is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness of the Company (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The merger of the Company into another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XII shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 4.2 if such other corporation shall, as a part of such merger, conveyance or transfer, comply with the conditions stated in Article XII.

        In the event of the acceleration of the Notes because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Notes in respect of the principal of, premium, if any, or interest on the Notes by the Company (including, but not limited to, the Redemption Price with respect to the Notes called for redemption in accordance with Article III or the Repurchase Price with respect to Notes submitted for repurchase in accordance with Article XVI, as the case may be, as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.5, until all Senior Indebtedness of the Company has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness of the Company of all obligations in respect of such Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the Company of the acceleration.

        In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Notes before all Senior Indebtedness of the Company is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness of the Company or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Company may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay all Senior Indebtedness of the Company in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness of the Company.

        Nothing in this Article IV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6. This Section 4.2 shall be subject to the further provisions of Section 4.5.

        Section 4.3 Subrogation of Notes. Subject to the payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness of the Company, the Holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness of the Company pursuant to the provisions of this Article IV (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness of the Company to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness of the Company until the principal, premium, if any, and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of the Company of any cash, property or securities to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article IV, and no payment over pursuant to the provisions of this Article IV, to or for the benefit of the holders of Senior Indebtedness of the Company by Holders of the Notes or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the

Company, and the Holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Indebtedness of the Company. It is understood that the provisions of this Article IV are and are intended solely for the purposes of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Indebtedness of the Company, on the other hand.

        Nothing contained in this Article IV or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of (and premium, if any) and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of the Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article IV of the holders of Senior Indebtedness of the Company in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

        Upon any payment or distribution of assets of the Company referred to in this Article IV, the Trustee, subject to the provisions of Section 8.1, and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company and other Indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this
Article IV.

        Section 4.4 Authorization to Effect Subordination. Each Holder of a Note by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article IV and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 7.2 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness of the Company or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

        Section 4.5 Notice to Trustee. The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any paying agent of any fact known to the Company which would prohibit the making of any payment of monies deposited by the Company to or by the Trustee or any paying agent in respect of the Notes pursuant to the provisions of this Article IV. Notwithstanding the provisions of this Article IV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies deposited by the Company to or by the Trustee in respect of the Notes pursuant to the provisions of this Article IV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative of Senior Indebtedness or of a holder or holders of Senior Indebtedness of the Company or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Note) the Trustee shall not have received, with respect to such monies, the notice provided for in this
Section 4.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies deposited by the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

        Notwithstanding anything in this Article IV to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 13.1, and any such payment shall not be subject to the provisions of Section 4.1 or 4.2.

        The Trustee, subject to the provisions of Section 8.1, shall be entitled to rely on the delivery to it of a written notice by a Representative or a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness of the Company or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article IV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article IV, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

        Section 4.6 Trustee's Relation to Senior Indebtedness of the Company. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article IV in respect of any Senior Indebtedness of the Company at any time held by it, to the same extent as any other holder of Senior Indebtedness of the Company, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

        With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article IV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and, subject to the provisions of Section 8.1, the Trustee shall not be liable to any holder of Senior Indebtedness of the Company if it shall pay over or deliver to Holders of Notes, the Company or any other Person money or assets to which any holder of Senior Indebtedness of the Company shall be entitled by virtue of this Article IV or otherwise.

        Section 4.7 No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

        Section 4.8 Article Applicable to Paying Agents. If at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 4.5 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as paying agent.

        Section 4.9 Senior Indebtedness of the Company Entitled to Rely. The holders of Senior Indebtedness of the Company (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article IV, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

        Section 4.10 Certain Conversions Deemed Payment. For the purposes of this Article IV only, (1) the issuance and delivery of junior securities upon conversion of Notes in accordance with Article XV shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Notes or on account of the purchase or other acquisition of Notes, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 15.3), property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of such Note. For the purposes of this Section 4.10, the term "junior securities" means (a) shares of any stock of any class of the Company (including, without limitation, the Common Stock of the Company), or (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness of the Company which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article IV. Nothing contained in this Article IV or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness of the Company and the Holders, the right, which is absolute and unconditional, of the Holder of any Note to convert such Note in accordance with Article XV.


                                    ARTICLE V

                       PARTICULAR COVENANTS OF THE COMPANY

        Section 5.1 Payment of Principal, Premium and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

        Section 5.2 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee or the office of the Trustee or an Affiliate of the Trustee in the Borough of Manhattan, the City of New York.

        The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee and the holders of any such designation or rescission and of any change in the location of any such other office or agency.

        The Company hereby initially designates the Trustee as paying agent, Note registrar and conversion agent and the Corporate Trust Office of the Trustee and the office or agency of the Trustee in the Borough of Manhattan, The City of New York (which shall initially be the office of State Street Bank and Trust Company, N.A., located at 61 Broadway, 15th Floor, Corporate Trust Window, New York, New York 10006) as one such office or agency of the Company for each of the aforesaid purposes.

        So long as the Trustee is the Note registrar, the Trustee agrees to mail, or cause to be mailed, the notice set forth in Section 8.10(a).

        Section 5.3 Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

        Section 5.4 Provisions as to Paying Agent.

               (a) If the Company shall appoint a paying agent other than the Trustee or if the Trustee shall appoint such a paying agent, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

                      (1) that it will hold all sums held by it as such agent
               for the payment of the principal of and premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                      (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, or interest on the Notes when the same shall be due and payable; and

                      (3) that at any time during the continuance of an Event of
               Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

               The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action, provided that if such deposit is made on the due date, such deposit must be received by the paying agent by 10:00 a.m., New York City time, on such date.

               (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

               (c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

               (d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4.

        Section 5.5 Existence. Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

        Section 5.6 Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

        Section 5.7 Statement by Officers as to Default. The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate in which one of the two officers signing such certificate is either the principal executive officer, principal financial officer or principal accounting officer at the Company stating that in the course of performance by the signers of their duties as such officers of the Company they would normally obtain knowledge of whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture. Such Officers' Certificate shall further state, as to each such officer signing such Officers' Certificate, to the best of the knowledge of such officer, as of the date of such Officers' Certificate, (a) whether any such default exists, (b) whether the Company (as applicable) during the preceding fiscal year kept, observed, performed and fulfilled each and every covenant and obligation of the Company under this Indenture and (c) whether there was any default in the performance and observance of any of the terms, provisions or conditions of this Indenture during such preceding fiscal year. If the officer or officers signing the Officers' Certificate know of such a default, whether then existing or occurring during such preceding fiscal year, the Officers' Certificate shall describe such default and its status with particularity. The Company shall also promptly notify the Trustee if the Company's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

        The Company will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

        Any notice required to be given under this Section 5.7 shall be delivered to the Trustee at its Corporate Trust Office.

        Section 5.8 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.


                                   ARTICLE VI

            HOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

        Section 6.1 Holders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than fifteen (15) days after each February 15 and August 15 in each year beginning with August 15, 1998, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note registrar.

        Section 6.2 Preservation and Disclosure of Lists.

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Note registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 6.1 upon receipt of a new list so furnished.

               (b) The rights of Holders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

               (c) Every Holder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

        Section 6.3   Reports by Trustee.

               (a) Within sixty (60) days after May 15 of each year commencing with the year 1998, the Trustee shall transmit to holders of Notes such reports dated as of May 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

               (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The Company will notify the Trustee when the Notes are listed on any stock exchange or automated quotation system and when any such listing is discontinued.

        Section 6.4 Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission.


                                   ARTICLE VII

                              DEFAULTS AND REMEDIES

        Section 7.1 Events of Default. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:



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
               (a) default in the payment of the principal of and premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption pursuant to Article III or repurchase pursuant to Article XVI, by declaration or otherwise, whether or not such payment is prohibited by the provisions of Article IV; or

               (b) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days, whether or not such payment is prohibited by the subordination provisions of
        Article IV; or

               (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) continued for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4; or

               (d) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

               (e) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 7.1(d) or (e)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal of and premium, if any, on all the Notes and the interest accrue thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in
Section 7.1(d) or (e) occurs and is continuing, the principal of, and premium, if any, on all the Notes and the interest accrued thereon shall be immediately due and payable. This provision, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

        In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been instituted.

        Section 7.2 Payments of Notes on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment by the Company of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, by declaration under this Indenture or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

        In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

        In the case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obliger, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other



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
property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Holder any plan of reorganization or arrangement affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditor's committee established with respect to such bankruptcy.

        All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

        In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

        Section 7.3 Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article VII shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

               First: To the payment of all amounts due the Trustee under
        Section 8.6;

               Second: Subject to the provisions of Article IV, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the Persons entitled thereto;

               Third: Subject to the provisions of Article IV, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

               Fourth: Subject to the provisions of Article IV, to the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

        Section 7.4 Proceedings by Holder. No Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such Note on the respective stated maturities expressed in such Note (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Note in accordance with Article XV, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.



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
        Section 7.5 Proceedings by Trustee. In case of an Event of Default the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

        Section 7.6 Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.6, all powers and remedies given by this Article VII to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

        Section 7.7 Direction of Proceedings and Waiver of Defaults by Majority of Holders. Subject to Section 8.2(d) the Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may, but shall have no obligation to, take any other action deemed proper by the Trustee which is not inconsistent with such direction. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 may on behalf of the holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes (including the payment of any Redemption Price or Repurchase Price), (ii) a failure by the Company to convert any Notes into Common Stock or (iii) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of the holders of all Notes then outstanding. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

        Section 7.8 Notice of Defaults. The Trustee shall, within ninety (90) days after the occurrence of a default, mail to all Holders, as the names and addresses of such holders appear upon the Note register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; and provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest on any of the Notes, or in the payment of any redemption or repurchase obligation, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interest of the Holders.

        Section 7.9 Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 7.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XV or to require the Company to repurchase any Note in accordance with Article XVI.

        Section 7.10 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders of Notes, as the case may be.


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

        Section 8.1 Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

               (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                      (1) the duties and obligations of the Trustee shall be
               determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                      (2) in the absence of bad faith and willful misconduct on
               the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

               (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be provided that the Trustee was negligent in ascertaining the pertinent facts;

               (c) the Trustee shall not be liable to any Holder with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

               (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section.

               None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        Section 8.2 Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 8.1:

               (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

               (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

               (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity from the Holders against such expenses or liability as a condition to so proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; and

               (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

        Section 8.3 No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

        Section 8.4 Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes. The Trustee, any paying agent, any conversion agent or Note registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note registrar.

        Section 8.5 Monies to Be Held in Trust. Subject to the provisions of
Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

        Section 8.6 Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct, recklessness or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this
Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien upon all property and funds held or collected by the Trustee as such, except



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
funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

        When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(d) or (e) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

        Section 8.7 Officers' Certificate as Evidence. Except as otherwise provided in Section 8.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

        Section 8.8 Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

        Section 8.9 Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has (or if the Trustee is a member of a bank holding company, its bank holding company has) a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        Section 8.10 Resignation or Removal of Trustee.

               (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of Notes at their addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Holders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

               (b) In case at any time any of the following shall occur:

                      (1) the Trustee shall fail to comply with Section 8.8
               after written request therefor by the Company or by any Holder who has been a bona fide holder of a Note or Notes for at least six months, or

                      (2) the Trustee shall cease to be eligible in accordance
               with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                      (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Holder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

               (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

               (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section
        8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

        Section 8.11 Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

        No successor trustee shall accept appointment as provided in this
Section 8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

        Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, the Company shall mail or cause to be mailed notice of the succession of the former trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

        Section 8.12 Succession by Merger, Etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, including the trust created by this Indenture, shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

        In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to



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
the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

        Section 8.13 Limitation on Rights of Trustee as Creditor. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                   ARTICLE IX

                             CONCERNING THE HOLDERS

        Section 9.1 Action by Holders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

        Section 9.2 Proof of Execution by Holders. Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note register or by a certificate of the Note registrar.

        The record of any Holders' meeting shall be proved in the manner provided in Section 10.6.



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
        Section 9.3 Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem the Person in whose name such Note shall be registered upon the Note register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee, nor any paying agent, nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

        Section 9.4 Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes which a Responsible Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 8.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

        Section 9.5 Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as it concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.


                                    ARTICLE X

                                HOLDERS' MEETINGS

        Section 10.1 Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

               (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article VII;

               (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VIII;

               (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2;

               (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law; or

               (5) to take any other action authorized by this Indenture or under applicable law.

        Section 10.2 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 10.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or any other reasonably convenient city in the continental United States, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to holders of Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

        Any meeting of Holders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.



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
        Section 10.3 Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

        Section 10.4 Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

        Section 10.5 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

        The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 10.3, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

        Subject to the provisions of Section 9.4, at any meeting each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 10.2 or 10.3 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

        Section 10.6 Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

        Any record so signed and verified shall be conclusive evidence of the matters therein stated.

        Section 10.7 No Delay of Rights by Meeting. Nothing in this Article X contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes.


                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

        Section 11.1 Supplemental Indentures Without Consent of Holders. Without the consent of the Holders, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

               (a) to make provisions with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 15.6 and the repurchase obligations of the Company pursuant to 16.3;

               (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

               (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XII;

               (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

               (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchange of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

               (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the holders of the Notes;

               (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes;

               (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted; or

               (i) to permit or facilitate the issuance of Notes in uncertificated form.

        The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Any supplemental indenture authorized by the provisions of this Section
11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2.

        Section 11.2 Supplemental Indentures With Consent of Holders. With the consent (evidenced as provided in Article IX) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 9.4), the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, reduce the rate or extend the time for payment of interest thereon, reduce the principal amount thereof or premium, if any, thereon, reduce any amount payable on redemption or repurchase thereof, impair or change in any respect adverse to the Holders of Notes the obligation of the Company to make an offer, to repurchase Notes, and repurchase Notes in accordance with such offer, upon the happening of a Fundamental Change, impair or adversely affect the right of any Holder to institute suit for the payment thereof, make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, or impair or change in any respect adverse to the Holders of the Notes the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 15.6, or modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Holders, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

        Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

        It shall not be necessary for the consent of the Holders under this
Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

        Section 11.3 Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article XI shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

        Section 11.4 Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article XI may (but need not) bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may (but need not), at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

        Section 11.5 Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.1 and 8.2, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.


                                   ARTICLE XII

                          MERGER, SALE OR CONSOLIDATION

        Section 12.1  Limitation on Merger, Sale or Consolidation.

        The Company shall not consolidate with or merge into any other Person or transfer or lease its properties and assets substantially as an entirety to any Person, and shall not transfer and assign all its obligations of, and position as, the Company hereunder, except for a consolidation or merger in which the Company is the surviving party, unless:

               (a) the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance, lease or transfer the properties and assets of the Company substantially as an entirety, or to which obligations of, and position as, the Company hereunder are transferred and assigned (the "Successor") (i) shall be a corporation, limited liability company, partnership or trust organized and existing under the laws of the United States of America or any political subdivision thereof, and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, due and punctual payment of the



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
        principal of premium, of any, and interest on all of the Notes and the performance of every covenant of this Indenture and in the Notes on the part of the Company to be performed or observed;

               (b) no default and no Event of Default shall have occurred and be continuing as a result of such consolidation, merger, transfer or lease; and

               (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer, or such transfer and assignment, and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been compiled with.

        Section 12.2 Successor Corporation to Be Substituted. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the Successor, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such Successor thereupon may cause to be signed, and may issue either in its own name or in the name of HNC Software Inc. any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale or conveyance (but not in the event of such lease), the Person named as the "Company" in the first paragraph of this Indenture, or any successor which shall thereafter have become such in the manner prescribed in this Article XII and which shall have transferred its rights and obligations hereunder to another successor in the manner prescribed in this Article XII, may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

        In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.



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
                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

        Section 13.1 Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the outstanding Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes,
(ii) rights hereunder of Holders to receive payments of principal of and premium, if any, and interest on the Notes and the other rights, duties and obligations of Holders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by
Section 17.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

        Section 13.2 Deposited Monies to Be Held in Trust by Trustee. Subject to
Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 shall be held in trust and applied by it to the payment, notwithstanding the provisions of Article IV, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

        Section 13.3 Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon demand of the Company or the Trustee, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

        Section 13.4 Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

        Section 13.5 Reinstatement. If (i) the Trustee or the paying agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the holders of at least a majority in principal amount of the then outstanding Notes so request by written notice to the Trustee, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 13.2; provided, however, that if the Company makes any payment of interest or premium, if any, on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.


                                   ARTICLE XIV

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

        Section 14.1 Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.



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
                                   ARTICLE XV

                               CONVERSION OF NOTES

        Section 15.1 Conversion Privilege and Conversion Price. Subject to and upon compliance with the provisions of this Article XV, at the option of the Holder thereof, the Holder of any Note is entitled at his option, at any time prior to the close of business on March 1, 2003, subject to prior redemption or repurchase, to convert such Note or portions thereof (in denominations of $1,000 or integral multiples thereof) into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. In case a Note or portion thereof is called for redemption, such conversion right in respect of the Note or portion called for redemption shall expire at the close of business on the Business Day prior to the Redemption Date, unless the Company defaults in making the payment of the Redemption Price in which case the right to convert the Note or portion thereof shall terminate on the date such default is cured and such Note or portion thereof is redeemed. A Note for which a Holder has delivered a Fundamental Change repurchase notice pursuant to Section 16.2 exercising the option of such Holder to require the Company to repurchase such Note may be converted only if such notice is withdrawn by a written notice of withdrawal delivered by the Holder to the Company prior to the close of business on the Business Day preceding the Repurchase Date.

        The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially U.S.$_____ per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in this Article XV.

        Section 15.2 Exercise of Conversion Privilege. To convert a Note into shares of Common Stock, a Holder must (i) complete and manually sign the conversion notice in the form provided on the Note (or complete and manually sign a facsimile thereof) and deliver such notice to an office or agency maintained by the Company for conversion of Notes pursuant to Section 5.2 (ii) surrender the Note at such office, (iii) if required, furnish appropriate endorsements and transfer documents, (iv) if required, pay all transfer or similar taxes, and (v) if required, pay funds equal to interest payable on the next interest payment date. The date on which all of the foregoing requirements have been satisfied is the date of surrender for conversion. Each Note surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date to the close of business on the Business Day prior to the next succeeding interest payment date (except Notes called for redemption pursuant to a notice of redemption mailed to the Holders in accordance with Section 3.5) shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the principal amount of such Note (or part thereof, as the case may be) being surrendered for conversion; provided however that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. No such payment will be required with respect to interest payable on March 1, 2001. Except as provided in this 15.2, no payment or other adjustment shall be made for interest accrued on any Note converted or for dividends on any Shares issued upon conversion of such Note as provided in this Article. The Company's delivery to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Note is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Note.

        Notes shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Notes for conversion, in accordance with the foregoing provisions, and at such time the rights of the Holders of such Notes as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 15.3.

        In the case of any Note which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Note or Notes of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Note. A Note may be converted in part, but only if the principal amount of such Note to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain outstanding after such conversion is equal to U.S.$1,000 or any integral multiple thereof.

        Section 15.3 Fractions of Shares. No fractional shares of Common Stock shall be issued upon conversion of any Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Notes (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Current Market Price per share of Common Stock (calculated in accordance with Section 15.4(8) below) at the close of business on the last Business Day prior to the date of conversion.

        Section 15.4 Adjustment of Conversion Price. The Conversion Price shall be subject to adjustments from time to time as follows:

                      (1) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be



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
reduced by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 15.4 is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                      (2) In case the Company shall issue rights or warrants to all holders of its outstanding Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of shareholders entitled to receive such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                      (3) In case outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased.

                      (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.4(1) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 15.4(2), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 15.4(1) (any of the foregoing hereinafter in this Section 15.4(4) called the "Distribution Notes")), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Distribution Record Date with respect to such distribution by a fraction the numerator of which shall be the Current Market Price per share of Common Stock on such Distribution Record Date less the fair market value (as determined by the Board of Directors whose determination shall be conclusive and described in a resolution of the Board of Directors) on the Distribution Record Date of the portion of the Distribution Notes so distributed applicable to one share of Common Stock and the denominator of which shall be the Current Market Price per share of Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Distribution Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distribution Notes so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of the Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distribution Notes such Holder would have received had such Holder converted each Note on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Company's Board of Directors determines the fair market value of any distribution for purposes of this Section 15.4(4) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

        In the event that the Company implements a stockholder rights plan, such rights plan shall provide that upon conversion of the Notes the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion). Any distribution of rights or warrants pursuant to a stockholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of this Section 15.4.

        Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of shares of Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.4 (and no adjustment to the Conversion Price under this Section 15.4 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 15.4(4). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 15.4 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

        Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants to subscribe for additional shares of the Common Stock (other than rights or warrants described in Section 15.4(2)), pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 15.4(4), make proper provision so that each holder of a Note who converts such Note (or any portion thereof) after the Distribution Record Date for such distribution and prior to the expiration or redemption of such rights or warrants shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of rights or warrants to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of such rights or warrants of separate certificates evidencing such rights or warrants (the "Distribution Date"), the same number of rights or warrants to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to such rights or warrants; and (ii) if such conversion occurs after the Distribution Date, the same number of rights or warrants to which a holder of the number of shares of Common Stock into which the principal amount of the Note so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of, and applicable to such rights or warrants.

        For purposes of this Section 15.4(4) and Sections 15.4(1) and (2), any dividend or distribution to which this Section 15.4(4) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Price reduction required by this Section 15.4(4) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 15.4(1) and (2) with respect to such dividend or distribution shall then be made), except (A) the Distribution Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 15.4(1) and (2) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.4(1).

                      (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any quarterly period does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Conversion Price pursuant to this
Section 15.4(5) (as adjusted to reflect subdivisions or combinations of the Common Stock), and (B) 3.75% of the arithmetic average of the Closing Prices (determined as set forth in Section 15.4(8)(a)) during the ten Trading Days immediately prior to the date of declaration of such dividend, (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary and (z) any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to Section 15.4(4)), then, in such case, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Distribution Record Date by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the Distribution Record Date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and the denominator shall be such Current Market Price of the Common Stock, such reduction to be effective immediately prior to the opening of business on the day following the Distribution Record Date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current

Market Price of the Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Note on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 15.4(5) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 15.4(5) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

                      (6) In case a tender or exchange offer made by the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that exceeds the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made.

                      (7) In case of a tender or exchange offer made by a Person other than the Company for an amount which increases the offeror's ownership of Common Stock to more than 25% of the total shares of the Common Stock outstanding and which provides for the payment by such Person of cash and other consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board) at the last time (the "Tender Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, and in which, as of the Tender Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Tender Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Tender Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Tender Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Accepted Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) on the Tender Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Tender Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.4(7) shall not be made if, as of the Tender Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in a consolidation or merger of the Company or a sale of all or substantially all of the Company's assets.

                      (8) For purposes of this Section 15.4, the following terms shall have the meaning indicated:

               (a) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal security exchange or quotation system in the United States on which such security is quoted or listed or admitted to trading, or, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the Nasdaq National Market or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

               (b) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that
        (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.4(1), (2), (3), (4), (5), (6) or (7) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance, distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.4(1), (2), (3), (4), (5), (6) or (7) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and
        (3) if the "ex" date for the issuance, distribution or Fundamental Change requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or
        (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 15.4(4), (6) or (7), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 15.4(6) or (7), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.4(1), (2), (3), (4), (5), (6) or (7) occurs on or after the Expiration Time or Tender Expiration Time, as the case may be, for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time or Tender Expiration Time, as the case may be, of such offer.

               (c) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

               (d) "Distribution Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               (e) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                      (9) No adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (9)) would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                      (10) The Company may, at its option, make such reductions in the Conversion Price as the Board deems advisable, in addition to those required by paragraphs (1), (2), (3), (4), (5), (6) or (7) of this Section 15.4 in order to avoid or diminish any income tax to any holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution on Common Stock (or rights to acquire such shares) or from any event treated as such for income tax purposes, resulting from any dividend or distribution of shares or issuance of rights or warrants to purchase or subscribe for shares or from any event treated as such for income tax purposes.

        To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is (i) at least twenty (20) days, (ii) the reduction is irrevocable during the period and (iii) the Board shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall give notice of the reduction to the Holders of Notes at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                      (11) No adjustment of the Conversion Price will result in zero or a negative number.

        Section 15.5 Notice of Adjustments of Conversion Price. Whenever the Conversion Price is adjusted as herein provided:

                      (1) the Company shall compute the adjusted Conversion
               Price in accordance with Section 15.4 and shall prepare a certificate signed by the President, Treasurer or Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee; and

                      (2) a notice stating that the Conversion Price has been
               adjusted and setting forth the adjusted Conversion Price shall promptly be prepared and as soon as practicable thereafter, such notice shall be provided by the Company to all Holders.

The Trustee shall not be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Notes desiring inspection thereof at its office during normal business hours.

        Section 15.6  Notice of Certain Corporate Action.  In case:

               (a) the Company shall declare a dividend (or any other distribution) on all or substantially all of its Common Stock payable
        (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 15.4; or

               (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights that would require any adjustment pursuant to Section 15.4; or

               (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (e) the Company or any Subsidiary of the Company shall commence a tender offer for all or a portion of the Company's outstanding Common Stock (or shall amend any such tender offer);

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Notes pursuant to Section 5.2, and shall cause to be provided to all Holders, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. If at the time the Trustee shall not be the conversion agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Company with the Trustee.

        The preceding paragraph to the contrary notwithstanding, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Notes pursuant to Section 5.2, and shall cause to be provided to all Holders, notice of any tender offer by the Company or any Subsidiary of the Company for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally (such notice to be sent to all Holders within five days after receipt of such notice by the Trustee from the Company).

        Section 15.7 Company to Provide Common Stock. The Company shall ensure that the Company has, free from preemptive rights, out of its authorized but unissued Common Stock, the full number of shares of Common Stock for the purpose of effecting the conversion of Notes.

        Section 15.8 Taxes on Conversions. The Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of Common Stock on conversion of Notes pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of the Note or Notes to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

        Section 15.9 Company Covenants as to Common Stock. The Company covenants that all Common Stock which may be delivered upon conversion of Notes, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 15.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

        Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

        The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

        The Company further covenants that if at any time the Common Stock shall be listed on the Nasdaq National Market or any other national securities exchange or automated quotation system the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation systems, all Common Stock issuable upon conversion of the Notes; provided, however, that if rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Notes into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Notes in accordance with the requirements of such exchange or automated quotation system at such time.

        Section 15.10 Cancellation of Converted Notes. All Notes delivered for conversion shall be delivered to the Trustee which shall dispose of the same as provided in Section 2.8.

        Section 15.11 Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification of Common Stock (other than a subdivision or combination to which Section 15.4(3) applies), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that such Note shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) that the holder of such Note would have owned or been entitled to receive upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock is
(i) not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("Non-electing Share")), then for the purposes of this Section 15.11 the kind and amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 12.11 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales or conveyances. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Note as provided in Section
1.6 promptly upon such execution.

        Neither the Trustee, any paying agent nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Notes upon the conversion of their Notes after any such reclassification, change, consolidation, merger, combination, sale or conveyance or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee.


        Section 15.12 Responsibility of Trustee for Conversion Provisions. The Trustee, subject to the provisions of Section 8.1, shall not at any time be under any duty or responsibility to any Holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. The Trustee, subject to the provisions of Section 8.1, shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Note; and it or they do not make any representation with respect thereto. The Trustee, subject to the provisions of Section 8.1, shall not be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any Common Stock or share certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion; and the Trustee, subject to the provisions of Section 8.1, shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article. Unless and until a Responsible Officer of the Trustee shall have received a notice of an adjustment of the Conversion Price delivered pursuant to Section 15.5, the Trustee shall not be deemed to have knowledge of any such adjustment and may assume without inquiry that the last Conversion Price of which it has knowledge remains in effect.


                                   ARTICLE XVI

                      REPURCHASE UPON A FUNDAMENTAL CHANGE

        Section 16.1 Right to Require Repurchase. In the event that a Fundamental Change (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Notes, or any portion of the principal amount thereof that is equal to U.S.$1,000 or any integral multiple thereof (provided that no single Note may be repurchased in part unless the portion of the principal amount of such Note to be Outstanding after such repurchase is equal to U.S.$1,000 or integral multiples of U.S.$1,000 in excess thereof), on the date (the "Repurchase Date") that is 45 days after the date of the Company

Notice (as defined in Section 16.2) at the following prices (expressed as percentages of the principal amount thereof) (the "Repurchase Price") in the event of a Fundamental Change occurring during the 12-month period beginning March 1 of the years set forth below (plus interest accrued to, but excluding, the Repurchase Date):


Year                      Repurchase Price
----                      ----------------
1998                              %
1999
2000

and thereafter at the Redemption Price that would then be applicable as set forth on the reverse of the form of Note for the years therein indicated, attached hereto as Exhibit A; provided that if the Applicable Price with respect to the Fundamental Change is less than the Reference Market Price, the Company shall repurchase such Notes at a price equal to the foregoing Repurchase Price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price; and provided, further, that if the Repurchase Date is March 1 or September 1, then the interest payable on the Repurchase Date shall be paid to the holder or record of the Note on the immediately preceding Record Date. Such right to require the repurchase of the Notes shall not continue after a discharge of the Company from its obligations with respect to the Notes in accordance with Article XIII, unless a Fundamental Change shall have occurred prior to such discharge. Whenever in this Indenture there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

        Section 16.2  Notices; Method of Exercising Repurchase Right, Etc.

               (a) Unless the Company shall have theretofore called for redemption all of the outstanding Notes, on or before the 30th day after the occurrence of a Fundamental Change, the Company or, at the request and expense of the Company, the Trustee, shall give to all Holders of Notes, notice (the "Company Notice") of the occurrence of the Fundamental Change and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

               Each notice of a repurchase right shall state:

                      (1) the Repurchase Date,

                      (2) the date by which the repurchase right must be exercised,

                      (3) the Repurchase Price,

                      (4) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such Notes are to be surrendered for payment of the Repurchase Price and accrued interest, if any,

                      (5) that on the Repurchase Date the Repurchase Price, and accrued interest, if any, will become due and payable upon each such Note designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date, and

                      (6) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Notes to be repurchased will terminate and the place or places where such Notes may be surrendered for conversion.

        If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

               (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any paying agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Notes to be repurchased (and, if any Note is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Notes with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Notes with respect to which the repurchase right is being exercised shall continue until the close of business on the Business Day prior to the Repurchase Date as set forth in the immediate succeeding sentence. A Note for which a Holder has delivered a repurchase notice exercising the option of such Holder to require the Company to repurchase such Note may be converted only if such notice is withdrawn by a written notice of withdrawal delivered by the Holder to the Company prior to the close of business on the Business Day preceding the Repurchase Date.

               (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the paying agent the Repurchase Price in cash, as provided above, for payment to the Holder on the Repurchase Date together with accrued and unpaid interest to (but excluding) the Repurchase Date payable with respect to the Notes as to which their purchase right has been exercised; provided, however, that installments of interest that mature on to the Repurchase Date shall be payable in cash, in the case of Notes, to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Regular Record Date.

               (d) If any Note (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Note (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the

Repurchase Date at the rate of _____% per annum, and each Note shall remain convertible into Common Stock until the principal of such Note (or portion thereof, as the case may be) shall have been paid or duly provided for.

               (e) Any Note which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

               (f) All securities delivered for repurchase shall be delivered to the Trustee, the paying agent or any other agents (as shall be set forth in the Company Notice) to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.8.

        Section 16.3 Merger, Consolidation, etc. In the case of any merger, consolidation, sale or transfer of all or substantially all of the assets of the Company to which Section 15.11 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes Common Stock of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Company and the Person resulting from such merger or consolidation or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Notes following a Fundamental Change, including, without limitation, the applicable provisions of this Article XVI and the definitions of the Common Stock and Fundamental Change, as appropriate, and such other related definitions set forth herein, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Fundamental Change to the common stock and the issuer thereof if different from the Company and the Common Stock of the Company (in lieu of the Company and Common Stock of the Company).

                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

        Section 17.1 Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements of the Company in this Indenture contained shall bind its successors and assigns whether so expressed or not.

        Section 17.2 Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

        Section 17.3 Addresses for Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being sent by overnight courier, or deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to HNC Software Inc., 5930 Cornerstone Court West, San Diego, California, 92121, Attention: Raymond V. Thomas. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being sent by overnight courier, or deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office of the Trustee, which office is, at the date as of which this Indenture is dated, located at 633 West 5th Street, 12th Floor, Los Angeles, California 90071, Attention: Corporate Trust Division (HNC Software Inc. __% Convertible Subordinated Notes due 2003).

        The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

        Any notice or communication mailed to a Holder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to him if so mailed within the time prescribed.

        In any case where notice to Holders of Notes is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Note shall affect the sufficiency of such notice with respect to other Holders of Notes given as provided above. In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Notes as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        Section 17.4 Governing Law. The laws of the State of New York shall govern this Indenture and the Notes, without regard to the principles of conflicts of laws.

        Section 17.5 Evidence of Compliance with Conditions Precedent; Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel, stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

        Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

        Section 17.6 Legal Holidays. In any case where the date of maturity of interest on or principal of the Notes or the date fixed for redemption or repurchase of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repurchase, and no interest shall accrue for the period from and after such date.

        Section 17.7 No Note Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

        Section 17.8 Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Section 310 to 317, inclusive, of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

        Section 17.9 Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Note registrar, any conversion agent and their successors hereunder, the holders of Notes and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        Section 17.10 Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

        Section 17.11 Authenticating Agent. The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7, 3.7, 15.2 and 16.2 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.9.

        Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

        Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Notes as the names and addresses of such holders appear on the Note register.

        The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 8.6.

        The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 17.11 shall be applicable to any authenticating agent.

        Section 17.12 Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

        State Street Bank and Trust Company of California, N.A. hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed all as of the date first written above.


                                HNC SOFTWARE INC.


                                By:________________________________________

                                Title: ____________________________________



                                STATE STREET BANK AND TRUST
                                COMPANY OF CALIFORNIA, N.A.,
                                as Trustee


                                By:________________________________________

                                Title: ____________________________________

                            EXHIBIT A - FORM OF NOTE


                             [FORM OF FACE OF NOTE]



No.___________                                                   $______________
                                                           CUSIP: ______________

                                HNC SOFTWARE INC.

                   ___% Convertible Subordinated Note Due 2003

        HNC SOFTWARE INC., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to _____________________, or registered assigns, the principal sum of______________
______________________________ Dollars on March 1, 2003, and to pay interest on said principal sum semiannually on March 1 and September 1 of each year, commencing September 1, 1998, at the rate per annum specified in the title of this Note, accrued from the March 1 or September 1, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date of this Note is a date to which interest has been paid or duly provided for, in which case interest shall accrue from the date of this Note, or unless no interest has been paid or duly provided for on this Note, in which case interest shall accrue from March ___, 1998, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any February 15 or August 15, as the case may be, and before the following March 1 or September 1, this Note shall bear interest from such March 1 or September 1, respectively; provided, however, that if the Company shall default in the payment of interest due on such March 1 or September 1, then this Note shall bear interest from the next preceding March 1 or September 1 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Note, from March __, 1998. The interest so payable on any March 1 or September 1 will be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the February 15 or August 15 (whether or not a Business Day) next preceding such March 1 or September 1, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Payment of the principal of and interest accrued on this Note shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the registered address of the Person entitled thereto; provided that, with respect to any Holder of Notes with an aggregate principal amount equal to or in excess of $1,000,000, at the request of such Holder in writing, interest on such Holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instruction supplied by such Holder to the Trustee and paying agent (if different from the Trustee).

        Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on this Note to the prior payment in full of all Senior Indebtedness as defined in the Indenture and provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

        This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

        This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

        IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

                                HNC SOFTWARE INC.


Dated:____________________
                                By:________________________________________

                                Title: ____________________________________


                                Attest:


                                ____________________________________________
                                Secretary

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


        This is one of the Notes described in the within-named Indenture.


                             STATE STREET BANK AND TRUST COMPANY
                             OF CALIFORNIA, N.A., as Trustee



                             By:_____________________________________________
                                Authorized Signatory

                             [By:____________________________________________
                                 As Authentication Agent (if different
                                 from Trustee)]

                            [FORM OF REVERSE OF NOTE]

                                HNC SOFTWARE INC.

                   [ %] Convertible Subordinated Note Due 2003


        This Note is one of a duly authorized issue of Notes of the Company, designated as its [___%] Convertible Subordinated Notes due 2003 (herein called the "Notes"), limited to the aggregate principal amount of $100,000,000 all issued or to be issued under and pursuant to an Indenture dated as of March 1, 1998 (herein called the "Indenture"), between the Company and State Street Bank and Trust Company of California, N.A. (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

        In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof, impair or change in any respect adverse to the Holders of Notes the obligation of the Company to make an offer to repurchase Notes and repurchase Notes in accordance with such offer upon the happening of a Fundamental Change (as defined in the Indenture), or impair or adversely affect the right of any Holder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, or impair or change in any respect adverse to the Holders of the Notes the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture, including Section 15.11 thereof, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Holders, without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, a default in the payment of Redemption Price pursuant to Article III or Repurchase Price pursuant to Article XVI or a failure by the Company to convert any Notes into Common Stock of the Company. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

        The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Note is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney in fact for such purpose.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

        Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

        The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

        The Notes will not be redeemable at the option of the Company prior to March 6, 2001. On or after such date and prior to maturity the Notes may be redeemed at the option of the Company as a whole, or from time to time in part, upon mailing a notice of such redemption not less than 20 nor more than 60 days before the Redemption Date to the holders of Notes at their last registered addresses, all as provided in the Indenture, at the following Redemption Prices (expressed as percentages of the principal amount), together in each case with accrued interest to, but excluding, the date fixed for redemption.

        If redeemed during the 12-month period beginning March 1, 2001 (beginning March 6, 2001 and ending February 28, 2002, in the case of the first such period):


Year                       Percentage
----                       ----------
2001                            %
2002

and 100% at March 1, 2003; provided that any semi-annual payment of interest becoming due on the Redemption Date shall be payable to the Holders of record on the Regular Record Date of the Notes being redeemed. The Notes are not subject to redemption through the operation of any sinking fund.

        Upon the occurrence of a Fundamental Change, as defined in the Indenture, prior to March 1, 2003, the Holder has the right, at such holder's option, to require the Company to repurchase this Note or any portion of the principal amount hereof that is an integral multiple of $1,000 on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in the Indenture) at a price (the "Repurchase Price") (expressed as a percentage of the principal amount) equal to (i) ___% if the Repurchase Date is during the 12-month period beginning March 1, 1998, (ii) ___% if the Repurchase Date is during the 12-month period beginning March 1, 1999, (iii) ___% if the Repurchase Date is during the 12-month period beginning March 1, 2000 and (iv) thereafter at the redemption price set forth in the preceding paragraph which would be applicable to a redemption at the option of the Company on the Repurchase Date; provided that, if the Applicable Price (as defined in the Indenture) is less than the Reference Market Price (as defined in the Indenture), the Company shall repurchase such Notes at a price equal to the foregoing redemption price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Company shall also pay accrued interest on the repurchased Notes to, but excluding, the Repurchase Date, provided, however, that if the Repurchase Date is March 1 or September 1, then the interest payable on the Repurchase Date shall be paid to the holder of record of the Note on the immediately preceding Record Date. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before 30 calendar days after the occurrence of such Fundamental Change.

        Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after issuance of the Notes and prior to the close of business on March 1, 2003, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day next preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion thereof to be converted by the conversion price of $ as such conversion price is adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture and this Note, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such holder, the Corporate Trust Office of the Trustee, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that if this Note shall be surrendered for conversion during the period from the close of business on any Regular Record Date for the payment of interest through the close of business on the Business Day prior to the next succeeding interest payment date, this Note (unless it or the portion thereof being converted shall have been called for redemption pursuant to a notice of redemption mailed to the Holders in accordance with the Indenture) must be accompanied by an amount, in funds acceptable to the Company, equal to the interest otherwise payable on such interest payment date on the principal amount being converted. No fractional shares of Common Stock will be issued upon any conversion, but an adjustment in cash will be paid to the holder, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

        Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the last Business Day prior to the Redemption Date, may be deemed to be purchased from the holder of such Notes at an amount equal to the applicable Redemption Price, together with accrued interest to (but excluding) the Redemption Date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such

Notes from the holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such holders.

        Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

        The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

        No recourse for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or Subsidiary, as defined in the Indenture, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

        Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS


        The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common        UNIF GIFT MIN ACT -

TEN ENT -  as tenants by the           _________________ Custodian
           entireties                             (Cust)

JT TEN  -  as joint tenants with       _________________ under
           right of survivorship                  (Minor)
           and not as tenants in
           common
                                       Uniform Gifts to
                                       Minors Act_________________
                                                           (State)

              Additional abbreviations may also be used though not
                               in the above list.

                           [FORM OF CONVERSION NOTICE]

                                CONVERSION NOTICE


To:     HNC SOFTWARE INC.

        The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:_________________



                                            ___________________________________

                                            ___________________________________
                                            Signature(s)


Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.



________________________________
Signature Guarantee

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:




________________________________
(Name)


________________________________
(Street Address)


________________________________
(City, State and Zip Code)

Please print name and address


                                       Principal amount to be converted
                                       (if less than all): $_____,000


                                       ______________________________________
                                       Social Security or Other
                                       Taxpayer Identification Number

                       [FORM OF OPTION TO ELECT REPURCHASE
                           UPON A FUNDAMENTAL CHANGE]

To:     HNC Software Inc.

        The undersigned registered owner of this Note hereby acknowledges receipt of a notice from HNC Software Inc. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note, together with accrued interest to such date, to the registered holder hereof.

Dated:______________________





                                            __________________________________

                                            __________________________________
                                            Signature(s)



                                            __________________________________
                                            Social Security or Other
                                            Taxpayer Identification Number



                                            Principal amount to be repaid
                                            (if less than all): $_____,000


                                            NOTICE: The above signatures of the
                                            holder(s) hereof must correspond
                                            with the name as written upon the
                                            face of the Note in every particular
                                            without alteration or enlargement or
                                            any change whatever.

                              [FORM OF ASSIGNMENT]


        For value received __________________________ hereby sell(s), assign(s) and transfer(s) unto ________________________________ (Please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints___________________________________________
attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:_______________________



______________________________
Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15


_______________________________
Signature Guarantee

NOTICE: The signature on the conversion notice, the option to elect repurchase upon a Fundamental Change or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.